UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2004

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Alternative Loan Trust 2004-6 Mortgage Pass-Through Certificates, Series 2004-6)

                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                 333-106982-30               06-1204982
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(State or other jurisdiction of       (Commission               (IRS Employer
         incorporation)               File Number)           Identification No.)

1285 Avenue of the Americas, New York, New York                         10019
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   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (212) 713-2000


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          (Former name or former address, if changed since last report)

ITEM 5. Other Events

            On June 29, 2004 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Alternative Loan 2004-6 Mortgage Pass-Through Certificates, Series 2004-6, Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class 6-A-1, Class 7-A-1, Class 8-A-1, Class 9-A-1, Class 10-A-1, Class 15-PO, Class 30-PO, Class 15-A-X, Class 30-AX-1, Class 30-AX-2, Class A-LR, Class A-R, Class B-1, Class B-2 and Class B-3 certificates (the "Offered Certificates"). The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2004, among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer, trust administrator and a custodian, Wachovia Bank, National Association, as trustee, U.S. Bank National Association, as a custodian, and UBS Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Alternative Loan 2004-6 Mortgage Pass-Through Certificates, Series 2004-6, Class B-4, Class B-5 and Class B-6 certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

      4 Pooling and Servicing Agreement, dated as of June 1, 2004, among Mortgage Asset Securitization Transactions, Inc., UBS Real Estate Securities Inc., Wells Fargo Bank, N.A., U.S. Bank National Association and Wachovia Bank, National Association.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORTGAGE ASSET SECURITIZATION
                                        TRANSACTIONS, INC.

Date: July 13, 2004

                                        By:   /s/ Steve Warjanka
                                            ------------------------------------
                                            Name: Steve Warjanka
                                            Title: Director


                                        By:   /s/ Glenn McIntyre
                                            ------------------------------------
                                            Name: Glenn McIntyre
                                            Title: Associate Director

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

4                 Pooling and Servicing Agreement, dated as             E
                  of June 1, 2004, among Mortgage Asset
                  Securitization Transactions, Inc., UBS
                  Real Estate Securities Inc., Wells Fargo
                  Bank, N.A., U.S. Bank National Association and Wachovia Bank, National Association.